UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2008

Alchemical Capital Corp.
(Exact name of Registrant as Specified in its Charter)

Florida	0-53347	26-2814324
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

9116 Byron Avenue
Surfside, Florida  33154
(Address of Principal Executive Offices including Zip Code)

(831) 325-4194
(Registrant’s Telephone Number, including Area Code)
_____________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On November 13, 2008, Willowhuasca Wellness, Inc., a Florida corporation (the “Seller”), completed the sale of 2,700,000 shares of common stock of Alchemical Capital Corp., a Florida corporation (the “Company”), to Narayan Capital Funding Corp., a Florida corporation (the “Purchaser”).  The sale resulted in the transfer of 90 percent of the issued and outstanding capital stock of the Company to the Purchaser, which resulted in a change in control of the Company.  In connection with this transaction, the Company entered into a stock purchase agreement with the Seller and the Purchaser.  The description of the material terms of the aforementioned stock purchase agreement included in Items 5.01 and 5.02 of this Form 8-K is incorporated by reference into this Item.

Item 5.01                      Changes in Control of Registrant

On November 13, 2008, the Seller consummated the sale of 2,700,000 million shares of common stock of the Company to the Purchaser for an aggregate purchase price of $10,000, which constituted 90 percent of the issued and outstanding shares of common stock of the Company.  Following the stock purchase transaction, the Purchaser owned a majority controlling interest in the issued and outstanding shares of common stock of the Company.  The consideration necessary to complete the stock purchase transaction was provided by Tangiers Capital LP, the sole shareholder of the Purchaser, in the form of a capital contribution to the Purchaser.  Robert Papiri is the president, secretary and treasurer and sole director of the Purchaser and thus maintains sole voting and investment control with respect to the shares of common stock of the Company held by the Purchaser.  Robert Papiri is also the President, Secretary and Treasurer and sole director of the Company.

Except as modified by the statements contained in this report, the statements and information included in the Company’s Form 10 General Form for Registration of Securities filed with the Securities and Exchange Commission on July 23, 2008, are incorporated by reference into this Item.

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As provided by the stock purchase agreement, Colleen Foyo, the President, Secretary and Treasurer and sole director of the Company, resigned on November 13, 2008, and Robert Papiri replaced such person, as the President, Secretary and Treasurer and sole director of the Company.  Such individual will serve his term as director ending on the date of the next annual meeting of the shareholders of the Company, or until his successor is duly elected or qualified.  The Company does not presently anticipate entering into an employment agreement with Robert Papiri.  Colleen Foyo has stated in her resignation letter that her resignation does not in any way imply or infer any dispute or disagreement relating to the Company’s operations, policies or practices.

Item 9.01                       Exhibits

The following Exhibits are filed herein:

Exhibits

Exhibit 10.1	Stock Purchase Agreement dated November 13, 2008 by and among Alchemical Capital Corp., Willowhuasca Wellness, Inc. and Narayan Capital Funding Corp.

Exhibit 99.1	Letter of resignation – Colleen Foyo

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NARAYAN CAPITAL CORP. (Registrant)

Dated: November 13, 2008	By:	/s/ Robert Papiri
Robert Papiri
President, Secretary and Treasurer

Alchemical Capital Corp.

Index to Exhibits

Exhibit Number                                                      Description

Exhibit 10.1	Stock Purchase Agreement dated November 13, 2008 by and among Alchemical Capital Corp., Willowhuasca Wellness, Inc. and Narayan Capital Funding Corp.

Exhibit 99.1	Letter of resignation – Colleen Foyo